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                         FREMONT HOME LOAN TRUST 1999-3
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                            PAINEWEBBER INCORPORATED

                       PRELIMINARY BACKGROUND INFORMATION

                         FREMONT HOME LOAN TRUST 1999-3
                         ------------------------------



                                   DISCLAIMER
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The  information  included  herein  is  produced  and  provided  exclusively  by
PaineWebber Incorporated ("PW") as one of the underwriters for the Fremont Home Loan Trust 1999-3, Home Loan Asset-Backed Certificates, Series 1999-3, and not by or as agent for Fremont Investment & Loan or any of its affiliates (collectively, the "Transferor" and "Master Servicer") or for PaineWebber Mortgage Acceptance Corporation IV (the "Depositor"). Neither the Depositor nor the Transferor has prepared, reviewed or participated in the preparation hereof, nor are they responsible for the accuracy hereof and they have not authorized the dissemination hereof. The analysis in this report is accurate to the best of PW's knowledge and is based on information provided by the Transferor. PW makes no representations as to the accuracy of such information provided by the Transferor. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED IN ITS ENTIRETY BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND PROSPECTUS AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

All opinions and conclusions in this report reflect PW's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PW does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PW (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PW may make a market in the securities referred to herein. Neither the information nor the opinions expressed shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. Finally, PW has not addressed the legal, accounting and tax implications of the analysis with respect to you and PW strongly urges you to seek advice from your counsel, accountant and tax advisor.
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 THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
   DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER INCORPORATED FINANCIAL ADVISOR
                                  IMMEDIATELY.
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                                PaineWebber Logo

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  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
             MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT
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                   $475,000,000 (APPROXIMATE) OFFERING AMOUNT
                               AMBAC BOND INSURED

BOND SUMMARY*
                                                               LAST      PRINCIPAL      EXPECTED
                APPROXIMATE                         WAL     PRINCIPAL     WINDOW         RATINGS
 CERTIFICATES      SIZE            COUPON          (YEARS)    PAYMENT      (YEARS)     (MOODY'S/S&P)
 ------------   -----------        ------          -------   ---------   ---------      ------------
     A-1        $325,000,000      Floater            2.72       12/06        7.25         Aaa/AAA
     A-2        $150,000,000      Floater            2.72       12/06        7.25         Aaa/AAA
      B         $ 13,934,637   Not Offered Hereby

*At a pricing speed of 27% CPR and to the Optional Termination.

             DESCRIPTION OF HOME EQUITY LOANS AS OF THE STATISTICAL
                           CALCULATION DATE (8/25/99)
                           --------------------------
                   (COMPLETE COLLATERAL TABLES ON PAGES 12-27)
                                                                 POOL 1                 POOL 2
Number of Loans:                                                    2,492                   789
Current Balance:                                             $250,394,077          $115,584,286
Average Balance:                                                 $100,479              $146,495
Minimum Balance:                                                  $11,965               $19,268
Maximum Balance:                                                 $291,000              $500,000
Wtd Average Coupon:                                                9.952%                9.784%
Wtd Average Original Term (months):                                   358                   359
Wtd Average Seasoning (months):                                         2                     2
Wtd Average Original Loan-To-Value:                                78.50%                78.62%
Amortization Type:
ARM  loans (% of Statistical Pool Principal
Balance):                                                          91.78%                93.69%
Fixed  loans (% of Statistical Pool Principal
Balance):                                                           8.22%                 6.31%

ARM Summary Information:
     Wtd Avg Initial Periodic Rate Cap:                            2.936%                2.922%
     Wtd Avg Subsequent Periodic Rate Cap:                         1.443%                1.449%
     Wtd Avg Margin:                                               6.233%                6.217%
     Wtd Avg Life Cap:                                            16.838%               16.658%
     Wtd Avg Months to Roll:                                           29                    27

BOND SENSITIVITY TO PREPAYMENTS

TO OPTIONAL TERMINATION:
                                               CPR
CLASS A-1                0%       15%       20%       27%        35%       45%

AVERAGE LIFE           21.32     5.06      3.76      2.72       2.01      1.46
FIRST PAY              10/99     10/99     10/99     10/99     10/99      10/99
LAST PAY               08/28     02/13     09/09     12/06     01/05      08/03
WINDOW (YEARS)         28.92     13.42     10.00     7.25       5.33      3.92

                                               CPR
CLASS A-2                0%       15%       20%       27%        35%       45%

AVERAGE LIFE           21.40     5.06      3.76      2.72       2.01      1.46
FIRST PAY              10/99     10/99     10/99     10/99     10/99      10/99
LAST PAY               08/28     02/13     09/09     12/06     01/05      08/03
WINDOW (YEARS)         28.92     13.42     10.00     7.25       5.33      3.92

TO MATURITY:

                                               CPR
CLASS A-1                0%       15%       20%       27%        35%       45%

AVERAGE LIFE           21.37     5.46      4.10      2.96       2.19      1.59
FIRST PAY              10/99     10/99     10/99     10/99     10/99      10/99
LAST PAY               09/29     12/25     06/21     12/15     10/11      07/08
WINDOW (YEARS)         30.00     26.25     21.75     16.25     12.08      8.83

                                               CPR
CLASS A-2                0%       15%       20%       27%        35%       45%

AVERAGE LIFE           21.45     5.46      4.10      2.96       2.19      1.59
FIRST PAY              10/99     10/99     10/99     10/99     10/99      10/99
LAST PAY               09/29     12/25     06/21     12/15     10/11      07/08
WINDOW (YEARS)         30.00     26.25     21.75     16.25     12.08      8.83


PRICING INFORMATION

PRICING SPEED:               27% CPR


PAYMENT DATE:                The 25th day of each  month  (or the next  Business
                             Day  thereafter) commencing in October of 1999.


INTEREST ACCRUAL PERIOD:     For the Class A-1 and Class A-2  Certificates,  the
                             period beginning on the prior payment date (or on the Closing Date in the case of the first payment date) and ending on the day prior to the relevant payment date.

PAYMENT DELAY:               0 days.


SETTLEMENT (CLOSING) DATE:   On or about September 23rd, 1999.


CUT-OFF DATE:                September 1st, 1999 (close of business).

OPTIONAL TERMINATION DATE:   The Optional  Termination Date is the first Payment
                             Date on which the Aggregate Pool Balance has declined to less than 10% of the sum of (x) the aggregate balance of the Initial Loans as of the Cut-Off Date and (y) the amount on deposit in the Pre-funding Account as of the Settlement Date.

OPTIONAL TERMINATION:        The  Servicer   may  (with   the  consent   of  the
                             Certificate Insurer, if such termination would cause a payment to be made under the Certificate
                             Insurance Policy), at its option (and if such option is not exercised by the Servicer, the Certificate Insurer may, at its option) effect an early termination of the Trust on any Payment
                             Date on or after the Optional Termination Date by purchasing all of the Home Equity Loans at a price equal to or greater than the Termination Price.

TERMINATION PRICE:           The  Termination Price will generally be an  amount
                             equal to the greater of (i) the par amount of all the loans and (ii) the fair market value of the loans, and certain other expenses.

AGGREGATE POOL BALANCE:      The  aggregate  of  the  Pool 1 and  Pool 2 (each a
                             "Pool") principal balances.

SERVICING/OTHER FEES:        The   collateral   is  subject  to  certain   fees,
                             including  a Master  Servicing  and  Servicing  Fee
                             totaling   0.50%   per   annum   payable   monthly,
                             Certificate Insurer Fees and Trustee Fees.

ADVANCING:                   The  Master  Servicer  is  required  to advance any
                             delinquent payment of interest and principal to the
                             extent such amounts  are  deemed  to be recoverable
                             (the  "Delinquency  Advances").   The  Servicer  is
                             required   to  advance  reasonable  and   customary
                             expense  advances  with  respect  to the loans (for
                             items  such  as taxes  and insurance) to the extent
                             such   advances   are   deemed  to  be  recoverable
                             ("Servicer Advances").


DESCRIPTION OF SECURITIES


TITLE OF SECURITIES:         Fremont   Home  Loan   Trust   1999-3,   Home  Loan
                             Asset-Backed Certificates, Series 1999-3.

OFFERING AMOUNT:             Approximately $475,000,000.

LEAD UNDERWRITER:            PaineWebber Incorporated

CO-UNDERWRITERS:             Banc One Capital Markets, Inc.
                             Chase Securities Inc.
                             Credit Suisse First Boston
                             Deutsche Banc Alex. Brown
                             First Union Capital Markets

TRANSFEROR/MASTER SERVICER:  Fremont  Investment  &  Loan  (a   Fremont  General
                             Company) Headquartered in Anaheim, CA

DEPOSITOR:                   PaineWebber Mortgage Acceptance Corporation IV

SERVICER:                    Countrywide Home Loans, Inc.


TRUSTEE:                     [TBD]


STATISTICAL CALCULATION
DATE: The loans described herein represent the portion of the loans to be conveyed to the Trust at closing (the "Initial Loans") that have been identified by Fremont as of the statistical calculation date of August 25, 1999. We anticipate that additional loans will be conveyed to the issuer during the three months following closing. In addition, other loans may be substitute for the currently identified loans.

                            It is anticipated that the total unpaid principal balance of the collateral pool conveyed to the Trust at closing will be approximately $366,000,000.

PRE-FUNDING ACCOUNT:        On the Closing Date, approximately $122,957,000 will
                            be  deposited   in  an  account  (the   "Pre-Funding
                            Account")  and  will be used to  acquire  Subsequent
                            Loans.  The  "Pre-Funding   Period"  is  the  period
                            commencing on the Closing Date and ending  generally
                            on the earlier to occur of (i) the date on which the
                            amount on deposit in the  Pre-Funding  Account  with
                            respect  to any pool of loans is less  than  $50,000
                            and (ii) December 21st, 1999.

FINAL POOL BALANCE:         The Final Pool  Balance,  with respect to each Pool,
                            will  equal the  principal  balance  of the  Initial
                            Loans for such Pool as of the cut-off date and the Pool's allocation of the Pre-Funding Account as of the Cut-off Date.

CLASS B INTEREST:           The  Class  B  Certificates  will  receive  interest
                            payments after the Senior Certificates have received their monthly interest. To the extent of a shortfall in one Pool to cover it's allocation of the Class B
                            Certificate's interest, cash flow can be crossed from the other Pool to cover such shortfall.

CLASS B PRINCIPAL:          The  Class B  Certificates   will  receive  (1)  all
                            Excess  Spread  remaining  after  payment  of Senior
                            Principal and Interest  and  certain  other  amounts
                            and (2) all Overcollateralization  Reduction Amounts
                            until  the  bond  is  retired  in  full (essentially
                            all   cashflow   not   required    by   the   Senior
                            Certificates).  As  the  Subordination is reduced by
                            application  of   Excess   Spread,  the   protection
                            provided  by    the    accelerated  amount  of   the
                            Class B  Certificates   to  the  Senior Certificates
                            will be replaced by Overcollateralization.

CLASS B WRITEDOWNS:         The Class B writedown  for any  Payment  Date (after
                            allocation of  collections  in the  waterfall)  will
                            equal the excess,  if any, of (1) the sum of (a) the
                            current  Senior  Certificate  Balance  and  (b)  the
                            current  Class B  Certificate  balance  over (2) the
                            current   Aggregate   Pool  Balance.   The  Class  B
                            writedowns   cannot   exceed  the  current  Class  B
                            Certificate Balance and will be reimbursable at the bottom of the waterfall.

CREDIT ENHANCEMENT:         Credit  enhancement  for   the  Class  A-1  and  A-2
                            Certificates (together the "Senior Certificates") will be provided by the following:

                            EXCESS SPREAD: The interest on the loans in each Pool is generally expected to be higher than the sum of the Master Servicing and Servicing Fee, the Trustee Fee, the premium payable to the Certificate Insurer, such Pool's allocable share of the Class B interest, and the interest on such Senior Certificates, thus generating Excess Spread which will be available a principal payments on the related Senior Certificates on each Payment Date. Under certain circumstances, Excess Spread from one Pool may be used to cover shortfalls due to delinquencies or losses on the other Pool.

                            OVERCOLLATERALIZATION/SUBORDINATION:  Excess  Spread
                            will be applied, to the extent available, to make accelerated payments of principal on the Senior Certificates; such application will cause the principal balance of the Senior Certificates to amortize more rapidly than the loans, resulting in
                            Overcollateralization.        Overcollateralization/
                            Subordination will be calculated for each Pool as the related Pool's current principal balance less the related Senior Certificate's current principal balance. The Class B Certificates (the "Subordination") will be senior to the overcollateralization, but subordinate to the Senior Certificates. Each pool will be allocated a portion of the Class B Certificates.

                            The initial Subordination will equal [2.85%] of the related cut-off date pool balance. Prior to the Stepdown Date, the Overcollateralization/ Subordination target will equal [5.15%] of the related Final Pool Balance.

                            The Stepdown Date will be the later of (1) the Payment Date in [April 2002] and (2) the date that the Aggregate Pool Balance has been reduced to 50% of the aggregate of the Final Pool Balances.

                            On or after the Stepdown Date, the Overcollateralization/Subordination (which will be allocated to each Pool based on its current Pool balance) will be equal to the greatest of:

                                a) [10.30%] times the current Aggregate Pool Balance;
                                b) two times the difference between (i) 50% of the 90+ delinquencies and (ii) four times the monthly excess spread;
                                c) the sum of the three largest loans remaining in the deal; and
                                d) 0.50% times the aggregate of the Final Pool balances.


                          RESERVE ACCOUNT: Amounts required to be deposited in the Reserve Account will equal the excess of (i) the sum of the specified Overcollateralization/ Subordination targets for both Pools over (ii) the sum of the Overcollateralization/Subordination for both Pools.

                          FINANCIAL GUARANTY INSURANCE POLICY: A financial guaranty policy issued by Ambac Assurance Corp. ("the Certificate Insurer"). Ambac will unconditionally and irrevocably guarantee the timely payment of interest and ultimate payment of principal on the Senior
                          Certificates (i.e. after any losses reduce the Overcollateralization/Subordination to zero, Ambac will cover the excess, if any, of the current Senior Certificate Balance over the current Aggregate Pool Balance). The Insured Payments do not cover Realized Losses except to the extent that the aggregate principal balance of the Senior Certificates exceeds the Aggregate Pool Balance. Insured Payments do not cover the Master Servicer's failure to make Delinquency Advances except to the extent that a shortfall of interest due on the Senior Certificates would otherwise result therefrom. The Ambac Insurance Policy is not cancelable for any reason. The Ambac Insurance Policy is not covered by the property/casualty insurance security fund specified in
                          Article 76 of the New York Insurance Law.

PASS-THROUGH RATE:        CLASS  A-1  CERTIFICATES:  The  Class A-1 Pass-Through
                          Rate will be equal to the lesser of (x) the applicable
                          Formula Rate and (y) the  applicable  Available  Funds
                          Cap.

                          CLASS A-2 CERTIFICATES: The Class A-2 Pass-Through Rate will be equal to the lesser of (x) the applicable Formula Rate and (y) the applicable Available Funds Cap.

FORMULA RATE:             The Formula  Rate for the Class A-1  Certificates  for
                          any Payment Date will equal the lesser of (i) with respect to any Payment Date which occurs on or prior to the Optional Termination Date, one-month LIBOR plus [ %] per annum, or (ii) with respect to any Payment Date that occurs after the Optional
                          Termination Date, one-month LIBOR plus [ %] per annum.

                          The Formula Rate for the Class A-2 Certificates for any Payment Date will equal the lesser of (i) with respect to any Payment Date which occurs on or prior to the Optional Termination Date, one-month LIBOR plus [ %] per annum, or (ii) with respect to any Payment Date that occurs after the Optional Termination Date, one-month LIBOR plus [ %] per annum.

AVAILABLE FUNDS CAP:      The  Available  Funds Cap for the Senior  Certificates
                          will equal the  annualized   rate  equal  to  (i)  the
                          interest  due  on the  related Pool  less  such Pool's
                          share of the servicing fee, the Master  Servicing fee,
                          the Trustee  fee,  such  Pool's  share  of the Class B
                          monthly  interest  and  the  premium  payable  to  the
                          Certificate  Insurer,  such  amount  divided   by  the
                          principal  balance of the  applicable  Class of Senior
                          Certificates. For any Payment Date on or after October
                          2000,  the   Available   Funds   Cap  for  the  Senior
                          Certificates will be further reduced by 0.50%.
AVAILABLE FUNDS CAP
CARRY FORWARD AMOUNT:     If, on any  Payment  Date,  the  Available  Funds Cap
                          limits  the  Senior  Certificate's  Pass-Through  Rate
                          (i.e., the rate set by the Available Funds Cap is less
                          than the  Formula  Rate for the Class A-1 or Class A-2
                          Certificates), the amount of  any such  shortfall will
                          be carried forward and be due  and  payable on  future
                          Payment  Dates  and  shall  accrue   interest  at  the
                          applicable Formula Rate, until paid (such shortfall, together with such accrued interest, the "Available
                          Funds Cap Carry Forward Amount").

                          The Insurance Policy for the Senior Certificates does not cover the Available Funds Cap Carry Forward Amount; the payment of such amount may be funded only from Excess Spread remaining after (i) the payment of interest and principal due on the Senior Certificates for such Payment Date, (ii) reimbursement of the Certificate Insurer, (iii) payment of accelerated principal on the Senior Certificates to achieve the required overcollateralization targets for such
                          Payment Date, or for required deposits into the Reserve Account, and (iv) the payment of interest and principal due on the Class B Certificates for such Payment Date.

FEDERAL TAX ASPECTS:      It  is  anticipated  that  the  Certificates  will  be
                          treated as REMIC regular interests for tax purposes.

ERISA Considerations: The Senior Certificates are expected to be ERISA eligible. The Subordinate Certificates will NOT be ERISA eligible.

SMMEA Eligibility: The Certificates will NOT constitute "mortgage-related securities" for purposes of SMMEA.

FORM OF OFFERING:         Book-Entry   form,   same-day   funds   through   DTC,
                          Euroclear, and CEDEL.

DENOMINATIONS:            Minimum  denominations  of  $25,000  and  multiples of
                          $1,000 thereafter.


HOME EQUITY LOANS:     - First lien, fixed and adjustable rate mortgage loans.
                       - 1-4 Family  residential  properties,  condominium units
                       and manufactured homes. - A substantial percentage of the
                       loans  do not  conform  to  FNMA  or  FHLMC  underwriting
                       standards  or to those  standards  typically  applied  by
                       banks or other lending  institutions,  particularly  with
                       regard to a borrower's  credit  history.  - Approximately
                       91.34%  (by   Statistical   Calculation   Date  aggregate
                       principal   balance)  of  the  Home  Equity   Loans  bear
                       prepayment premiums.

                       The Trust is comprised primarily of two pools of mortgage loans. The first pool of loans ("Pool 1 Loans") will support the Class A-1 Certificates, in that payments on the Pool 1 Loans will generally be used to make payments on the Class A-1 Certificates. Similarly, the second pool of loans ("Pool 2 Loans") will generally be used to make payments on the Class A-2 Certificates.

                       POOL 1 LOANS: The Pool 1 Loans have an aggregate principal balance of approximately $250,394,077 as of the Statistical Calculation Date and the Pre-funded Amount of the Pool 1 Loans is expected to be approximately $84,140,149. 91.78% of the Pool 1 Loans, by Statistical Calculation Date aggregate principal balance, are adjustable rate Loans that, after a period of six months, one year, two years, three years, or five years following the date of origination, adjust semi-annually based upon six-month LIBOR. 8.22% of the Pool 1 Loans, by Statistical Calculation Date aggregate principal balance, will bear interest at a fixed rate for the term of the loan. The original principal balance of each Pool 1 Loan will not exceed the maximum loan amounts shown in the table below.

                                  MAXIMUM LOAN BALANCES OF POOL 1 LOANS
                                  -------------------------------------
                    NUMBER OF UNITS     MAXIMUM LOAN AMOUNT OF FIRST MORTGAGE
                    ------------------------------------------------------------
                                    Continental United States   Alaska or Hawaii
                                    -------------------------   ----------------
                          1                  $240,000               $360,000
                          2                  $307,100               $460,650
                          3                  $371,200               $556,800
                          4                  $461,350               $692,025

                       POOL 2 LOANS: The Pool 2 Loans have an aggregate principal balance of approximately $115,584,286 as of the Statistical Calculation Date and the Pre-funded Amount of the Pool 2 Loans is expected to be $38,816,126. 93.69% of the Pool 2 Loans, by Statistical Calculation Date
                       aggregate principal balance, are adjustable rate Loans that, after a period of six months, two years, three years, or five years following the date of origination, adjust semi-annually based upon six-month LIBOR. 6.31% of the Pool 2 Loans, by Statistical Calculation Date
                       aggregate principal balance, will bear interest at a fixed rate for the term of the loan. The original principal balance of 45.83% of the Pool 2 Loans will exceed the maximum loan amounts shown in the table above. The original principal balance of 54.17% of the Pool 2 Loans will not exceed the maximum loan amounts shown in the table above.



DESCRIPTION OF THE SERVICER

o Countrywide Home Loans, Inc ("Countrywide") is a New York corporation and a subsidiary of Countrywide Credit Industries, Inc.

o Countrywide is engaged primarily in the mortgage banking business, and as such, originates, purchases, sells and services mortgage loans.

o Countrywide originates mortgage loans through a retail branch system and through mortgage loan brokers and correspondents nationwide.

o Countrywide's mortgage loans are principally first-lien, fixed or adjustable rate mortgage loans secured by single-family residences.

o As of August 31, 1999, Countrywide provided servicing for mortgage loans with an aggregate principal balance of approximately $236.4 billion.

o As of August 31, 1999, Countrywide provided servicing for approximately $4.1 billion in B&C quality mortgage loans.

             DESCRIPTION OF HOME EQUITY LOANS AS OF THE STATISTICAL
                           CALCULATION DATE (8/25/99)

POOL 1 INFORMATION
------------------------------------------------------------------------------------
AGGREGATE FIELD                      DESCRIPTION       COUNT       BALANCE$    POOL%
------------------------------------------------------------------------------------
State                                 California         576     76,332,459    30.48
                                        Illinois         195     17,894,756     7.15
                                         Florida         203     17,212,726     6.87
                                      Washington         142     16,651,218     6.65
                                        New York         112     11,417,820     4.56
                                      New Jersey         103     10,764,441     4.30
                                            Utah          93      9,561,841     3.82
                                        Michigan         135      9,212,219     3.68
                                            Ohio         102      7,178,782     2.87
                                         Arizona          80      7,061,485     2.82
                                   Massachusetts          54      6,865,154     2.74
                                          Oregon          62      6,739,093     2.69
                                        Colorado          60      6,209,288     2.48
                                          Nevada          40      4,551,684     1.82
                                        Missouri          63      4,305,274     1.72
                                         Indiana          58      3,965,013     1.58
                                    Pennsylvania          57      3,428,446     1.37
                                         Georgia          34      3,207,038     1.28
                                  North Carolina          31      2,835,912     1.13
                                           Idaho          34      2,737,884     1.09
                                       Wisconsin          37      2,688,091     1.07
                                     Connecticut          21      1,979,647     0.79
                                   New Hampshire          17      1,682,406     0.67
                                       Minnesota          21      1,644,873     0.66
                                          Kansas          19      1,606,778     0.64
                                  South Carolina          15      1,407,608     0.56
                                           Texas          16      1,399,712     0.56
                                        Maryland          13      1,363,902     0.54
                                        Oklahoma          17      1,309,058     0.52
                                      New Mexico          12      1,087,299     0.43
                                          Alaska           9      1,073,715     0.43
                                       Tennessee          11        790,296     0.32
                                         Montana           8        674,580     0.27
                                    Rhode Island           7        658,552     0.26
                                           Maine           5        457,169     0.18
                                        Virginia           4        415,691     0.17
                                        Delaware           3        357,374     0.14
                                        Kentucky           5        352,378     0.14
                                          Hawaii           2        257,500     0.10
                                     Mississippi           2        186,963     0.07
                                         Vermont           2        177,816     0.07
                                   West Virginia           3        164,960     0.07
                                        Arkansas           2        150,940     0.06
                                        Nebraska           2        121,184     0.05
                                       Louisiana           3        114,799     0.05
                            District of Columbia           1         75,824     0.03
                                            Iowa           1         62,428     0.02
                                                      ------    -----------   ------
                                                       2,492   $250,394,077  100.00%

Original LTV                   10.001% - 15.000%           1         25,000     0.01
                               15.001% - 20.000%           2         59,900     0.02
                               20.001% - 25.000%           5        232,470     0.09
                               25.001% - 30.000%           7        523,188     0.21
                               30.001% - 35.000%          10        573,658     0.23
                               35.001% - 40.000%          11        486,403     0.19
                               40.001% - 45.000%          16        948,526     0.38
                               45.001% - 50.000%          35      2,464,039     0.98
                               50.001% - 55.000%          26      1,924,702     0.77
                               55.001% - 60.000%          74      5,349,278     2.14
                               60.001% - 65.000%         130     10,622,053     4.24
                               65.001% - 70.000%         241     21,088,817     8.42
                               70.001% - 75.000%         374     38,585,940    15.41
                               75.001% - 80.000%         827     82,539,421    32.96
                               80.001% - 85.000%         361     40,422,345    16.14
                               85.001% - 90.000%         372     44,548,338    17.79
                                                      ------    -----------   ------

Current Coupon                   7.001% - 8.000%          49      6,710,843     2.68
                                 8.001% - 9.000%         438     53,135,852    21.22
                                9.001% - 10.000%         855     90,674,410    36.21
                               10.001% - 11.000%         699     63,888,360    25.52
                               11.001% - 12.000%         323     27,396,221    10.94
                               12.001% - 13.000%         102      7,099,822     2.84
                               13.001% - 14.000%          26      1,488,569     0.59
                                                      ------    -----------   ------
                                                       2,492   $250,394,077  100.00%

Current Balance           $10,000.01- $15,000.00           2         26,939     0.01
                          $15,000.01- $20,000.00           5         99,946     0.04
                          $20,000.01- $30,000.00          56      1,519,129     0.61
                          $30,000.01- $40,000.00         150      5,328,826     2.13
                          $40,000.01- $50,000.00         183      8,372,555     3.34
                         $50,000.01- $100,000.00       1,020     75,671,096    30.22
                        $100,000.01- $250,000.00       1,073    158,556,078    63.32
                        $250,000.01- $500,000.00           3        819,508     0.33
                                                      ------    -----------   ------
                                                       2,492   $250,394,077  100.00%

Property Type                      Single Family       2,176    220,670,482    88.13
                                      2-4 Family         184     18,733,684     7.48
                                     Condominium         100      8,588,697     3.43
                            Manufactured Housing          32      2,401,214     0.96
                                                      ------    -----------   ------
                                                       2,492   $250,394,077  100.00%

Loan Age                                       0         909     88,119,593    35.19
                                               1         770     79,636,119    31.80
                                               2         147     15,403,675     6.15
                                               3         102     10,838,089     4.33
                                               4          56      5,806,591     2.32
                                               5          65      6,355,670     2.54
                                               6          60      5,918,785     2.36
                                               7          51      5,193,120     2.07
                                       8 or more         332     33,122,433    13.23
                                                      ------    -----------   ------
                                                       2,492   $250,394,077  100.00%

Remaining Term                     Less than 353         372     35,983,008    14.37
                                             353          50      5,144,826     2.05
                                             354          57      5,634,656     2.25
                                             355          64      6,303,233     2.52
                                             356          55      5,774,904     2.31
                                             357          98     10,438,938     4.17
                                             358         147     15,403,675     6.15
                                             359         756     78,698,393    31.43
                                             360         893     87,012,443    34.75
                                                      ------    -----------   ------
                                                       2,492   $250,394,077  100.00%

Occupancy                         Owner Occupied       2,244    232,362,796    92.80
                              Non-Owner Occupied         248     18,031,281     7.20
                                                      ------    -----------   ------
                                                       2,492   $250,394,077  100.00%

Credit Grade                        A                    369     38,090,914    15.21
                                    A-                   801     92,684,755    37.02
                                    B                    693     67,813,059    27.08
                                    C                    483     40,744,355    16.27
                                    C-                    97      7,390,150     2.95
                                    D                     49      3,670,844     1.47
                                                      ------    -----------   ------
                                                       2,492   $250,394,077  100.00%

Margin                                     Fixed         250    20,577,587       8.22
                                  3.501 - 3.750%           1        48,490       0.02
                                  3.751 - 4.000%           1        55,584       0.02
                                  4.251 - 4.500%           3       337,708       0.13
                                  4.501 - 4.750%           7       719,183       0.29
                                  4.751 - 5.000%          17     1,928,620       0.77
                                  5.001 - 5.250%          31     3,046,037       1.22
                                  5.251 - 5.500%         170    19,976,674       7.98
                                  5.501 - 5.750%         119    12,970,027       5.18
                                  5.751 - 6.000%         543    58,223,275      23.25
                                  6.001 - 6.250%         552    56,856,677      22.71
                                  6.251 - 6.500%         197    20,726,639       8.28
                                  6.501 - 6.750%         264    26,750,620      10.68
                                  6.751 - 7.000%          77     7,202,043       2.88
                                  7.001 - 7.250%         119     9,714,161       3.88
                                  7.251 - 7.500%          49     3,915,448       1.56
                                  7.501 - 7.750%          38     2,945,775       1.18
                                  7.751 - 8.000%          23     1,980,354       0.79
                                  8.001 - 8.250%           9       892,413       0.36
                                  8.251 - 8.500%          11       703,076       0.28
                                  8.501 - 8.750%           5       409,351       0.16
                                  8.751 - 9.000%           3       246,975       0.10
                                  9.001 - 9.250%           1        88,971       0.04
                                  9.251 - 9.500%           1        42,575       0.02
                                 9.751 - 10.000%           1        35,816       0.01
                                                      ------   -----------     ------
                                                       2,492  $250,394,077    100.00%

Rate Reset                                 Fixed         250    20,577,587       8.22
                                         1999/10           6       865,549       0.35
                                         1999/11           9       940,063       0.38
                                         1999/12          10       884,068       0.35
                                         2000/01          18     1,607,013       0.64
                                         2000/02           8       857,196       0.34
                                         2000/03           3       648,707       0.26
                                         2000/04           5       414,231       0.17
                                         2000/06           3       279,857       0.11
                                         2000/07           9       462,670       0.18
                                         2000/08          11       867,894       0.35
                                         2000/09          17     1,868,826       0.75
                                         2000/10          73     7,478,369       2.99
                                         2000/11         126    12,726,897       5.08
                                         2000/12          51     5,153,257       2.06
                                         2001/01          22     2,321,364       0.93
                                         2001/02          52     5,347,973       2.14
                                         2001/03          48     4,840,351       1.93
                                         2001/04          28     2,633,269       1.05
                                         2001/05          25     2,453,512       0.98
                                         2001/06          65     7,054,366       2.82
                                         2001/07         345    37,672,743      15.05
                                         2001/08         303    30,773,142      12.29
                                         2001/09          65     6,293,733       2.51
                                         2001/10          11       948,216       0.38
                                         2001/11          17     1,560,726       0.62
                                         2001/12           8       605,477       0.24
                                         2002/01           4       463,975       0.19
                                         2002/02           5       331,084       0.13
                                         2002/03          16     1,577,043       0.63
                                         2002/04          22     2,729,483       1.09
                                         2002/05          83     8,598,066       3.43
                                         2002/06          27     2,745,456       1.10
                                         2002/07         231    23,432,438       9.36
                                         2002/08         201    19,899,589       7.95

Rate Reset                               2002/09          52     5,273,040       2.11
                                         2003/06           1        63,489       0.03
                                         2003/12           1       139,031       0.06
                                         2004/05           1       179,772       0.07
                                         2004/06          13     1,307,217       0.52
                                         2004/07         128    13,274,584       5.30
                                         2004/08          93    10,040,223       4.01
                                         2004/09          26     2,202,530       0.88
                                                      ------   -----------     ------
                                                       2,492  $250,394,077    100.00%

Life Cap                                   Fixed         250    20,577,587       8.22
                               13.001% - 14.000%           8       958,786       0.38
                               14.001% - 15.000%          75    10,198,373       4.07
                               15.001% - 16.000%         429    51,464,286      20.55
                               16.001% - 17.000%         778    82,145,076      32.81
                               17.001% - 18.000%         585    54,336,695      21.70
                               18.001% - 19.000%         277    23,985,156       9.58
                               19.001% - 20.000%          78     5,887,116       2.35
                               20.001% - 21.000%          12       841,001       0.34
                                                      ------   -----------     ------
                                                       2,492  $250,394,077    100.00%

Life Floor                                 Fixed         250    20,577,587       8.22
                                 7.001% - 8.000%          49     6,530,634       2.61
                                 8.001% - 9.000%         404    49,990,345      19.96
                                9.001% - 10.000%         777    82,863,145      33.09
                               10.001% - 11.000%         626    58,182,492      23.24
                               11.001% - 12.000%         290    25,079,869      10.02
                               12.001% - 13.000%          81     6,156,614       2.46
                               13.001% - 14.000%          15     1,013,390       0.40
                                                      ------   -----------     ------
                                                       2,492  $250,394,077    100.00%

             DESCRIPTION OF HOME EQUITY LOANS AS OF THE STATISTICAL
                           CALCULATION DATE (8/25/99)

POOL 2 INFORMATION
------------------------------------------------------------------------------------
AGGREGATE FIELD                      DESCRIPTION       COUNT       BALANCE$    POOL%
------------------------------------------------------------------------------------

State                                 California         239     50,129,942    43.37
                                        Illinois          78      9,170,093     7.93
                                      Washington          51      7,130,382     6.17
                                      New Jersey          43      6,976,709     6.04
                                         Florida          58      6,020,586     5.21
                                        Michigan          32      3,770,524     3.26
                                        New York          32      3,728,605     3.23
                                            Utah          19      2,965,306     2.57
                                         Arizona          22      2,828,061     2.45
                                   Massachusetts          18      2,122,180     1.84
                                          Nevada          14      1,985,591     1.72
                                         Georgia           9      1,869,356     1.62
                                          Oregon          14      1,816,254     1.57
                                            Ohio          25      1,674,634     1.45
                                     Connecticut          10      1,394,827     1.21
                                        Colorado          16      1,325,637     1.15
                                    Pennsylvania          16      1,131,463     0.98
                                        Maryland           4        757,042     0.65
                                       Wisconsin           6        745,684     0.65
                                       Minnesota           5        743,399     0.64
                                        Missouri          12        732,634     0.63
                                          Kansas           6        726,974     0.63
                                          Hawaii           3        644,840     0.56
                                  North Carolina           4        642,747     0.56
                                         Montana           4        559,471     0.48
                                      New Mexico           5        558,414     0.48
                                           Idaho           6        477,154     0.41
                                        Virginia           2        434,164     0.38
                                         Indiana           8        402,145     0.35
                                        Oklahoma           3        345,430     0.30
                                  South Carolina           4        328,646     0.28
                                   New Hampshire           4        282,556     0.24
                                          Alaska           2        216,088     0.19
                                         Vermont           2        171,108     0.15
                                        Kentucky           3        154,755     0.13
                                           Texas           3        139,074     0.12
                                        Arkansas           2        128,687     0.11
                                       Louisiana           1        113,955     0.10
                                        Delaware           1         93,934     0.08
                                       Tennessee           1         69,700     0.06
                                           Maine           1         39,920     0.03
                                            Iowa           1         35,613     0.03
                                                      ------    -----------   ------
                                                         789   $115,584,286  100.00%

Original LTV                   20.001% - 25.000%           2         56,992     0.05
                               25.001% - 30.000%           4        170,408     0.15
                               30.001% - 35.000%           4        348,516     0.30
                               35.001% - 40.000%           3        144,498     0.13
                               40.001% - 45.000%           9        547,012     0.47
                               45.001% - 50.000%           6        311,336     0.27
                               50.001% - 55.000%          13      2,014,173     1.74
                               55.001% - 60.000%          22      3,289,696     2.85
                               60.001% - 65.000%          28      3,763,193     3.26
                               65.001% - 70.000%          61      7,664,278     6.63
                               70.001% - 75.000%         127     18,534,954    16.04
                               75.001% - 80.000%         264     39,132,837    33.86
                               80.001% - 85.000%         126     19,337,633    16.73
                               85.001% - 90.000%         120     20,268,761    17.54
                                                      ------    -----------   ------
                                                         789   $115,584,286  100.00%

Current Coupon                   7.001% - 8.000%          22      3,506,838     3.03
                                 8.001% - 9.000%         135     25,822,201    22.34
                                9.001% - 10.000%         304     47,857,531    41.40
                               10.001% - 11.000%         218     28,235,260    24.43
                               11.001% - 12.000%          86      8,093,574     7.00
                               12.001% - 13.000%          19      1,661,588     1.44
                               13.001% - 14.000%           5        407,293     0.35
                                                      ------    -----------   ------
                                                         789   $115,584,286  100.00%

Current Balance           $15,000.01- $20,000.00           3         59,260     0.05
                          $20,000.01- $30,000.00          12        334,114     0.29
                          $30,000.01- $40,000.00          38      1,346,418     1.16
                          $40,000.01- $50,000.00          42      1,907,088     1.65
                         $50,000.01- $100,000.00         253     18,708,028    16.19
                        $100,000.01- $250,000.00         293     46,875,749    40.56
                        $250,000.01- $500,000.00         148     46,353,630    40.10
                                                      ------    -----------   ------
                                                         789   $115,584,286  100.00%

Property Type                      Single Family         689    103,136,068    89.23
                                      2-4 Family          61      7,568,291     6.55
                                     Condominium          31      4,112,055     3.56
                            Manufactured Housing           8        767,873     0.66
                                                      ------    -----------   ------
                                                         789   $115,584,286  100.00%

Loan Age                                       0         302     41,260,730    35.70
                                               1         215     33,352,893    28.86
                                               2          64      8,280,822     7.16
                                               3          26      4,331,139     3.75
                                               4          23      3,685,435     3.19
                                               5          23      3,176,284     2.75
                                               6          18      2,465,110     2.13
                                               7          17      1,546,079     1.34
                                       8 or more         101     17,485,794    15.13
                                                      ------    -----------   ------
                                                         789   $115,584,286  100.00%

Remaining Term                     Less than 353         105     18,017,223    15.59
                                             353          17      1,546,079     1.34
                                             354          17      2,371,381     2.05
                                             355          23      3,176,284     2.75
                                             356          23      3,685,435     3.19
                                             357          26      4,331,139     3.75
                                             358          64      8,280,822     7.16
                                             359         215     33,352,893    28.86
                                             360         299     40,823,030    35.32
                                                      ------    -----------   ------
                                                         789   $115,584,286  100.00%

Occupancy                         Owner Occupied         722    107,823,501    93.29
                              Non-Owner Occupied          67      7,760,785     6.71
                                                      ------    -----------   ------
                                                         789   $115,584,286  100.00%

Credit Grade                        A                    130     21,831,492    18.89
                                    A-                   277     44,519,927    38.52
                                    B                    212     29,524,169    25.54
                                    C                    132     15,875,200    13.73
                                    C-                    26      2,900,401     2.51
                                    D                     12        933,097     0.81
                                                      ------    -----------   ------
                                                         789   $115,584,286  100.00%

Margin                                     Fixed          66     7,293,424       6.31
                                  4.001 - 4.250%           2        99,151       0.09
                                  4.501 - 4.750%           3       531,888       0.46
                                  4.751 - 5.000%           7     1,252,956       1.08
                                  5.001 - 5.250%           9     1,664,469       1.44
                                  5.251 - 5.500%          52     7,818,170       6.76
                                  5.501 - 5.750%          32     6,639,910       5.74
                                  5.751 - 6.000%         182    29,234,532      25.29
                                  6.001 - 6.250%         169    23,250,665      20.12
                                  6.251 - 6.500%          76    12,149,031      10.51
                                  6.501 - 6.750%          94    13,243,317      11.46
                                  6.751 - 7.000%          22     4,305,533       3.73
                                  7.001 - 7.250%          41     4,239,070       3.67
                                  7.251 - 7.500%          13     1,557,162       1.35
                                  7.501 - 7.750%          12     1,003,190       0.87
                                  7.751 - 8.000%           5       652,092       0.56
                                  8.001 - 8.250%           3       451,770       0.39
                                  8.501 - 8.750%           1       197,955       0.17
                                                      ------   -----------     ------
                                                         789  $115,584,286    100.00%

Rate Reset                                 Fixed          66     7,293,424       6.31
                                         1999/10           3       626,840       0.54
                                         1999/11           5       855,874       0.74
                                         1999/12           2       298,159       0.26
                                         2000/01           8     1,210,577       1.05
                                         2000/02           3       557,701       0.48
                                         2000/04           1       138,519       0.12
                                         2000/06           3       617,058       0.53
                                         2000/07           2       418,554       0.36
                                         2000/08           3       520,061       0.45
                                         2000/09           6     1,490,149       1.29
                                         2000/10          27     3,735,217       3.23
                                         2000/11          33     5,947,880       5.15
                                         2000/12          10     1,224,110       1.06
                                         2001/01           6       814,712       0.70
                                         2001/02          20     2,438,535       2.11
                                         2001/03          18     2,565,306       2.22
                                         2001/04          12     1,587,059       1.37
                                         2001/05          10     1,501,474       1.30
                                         2001/06          26     3,961,140       3.43
                                         2001/07         112    17,773,486      15.38
                                         2001/08         106    15,831,342      13.70
                                         2001/09          19     2,188,250       1.89
                                         2001/10           4     1,002,540       0.87
                                         2001/11           4       619,094       0.54
                                         2001/12           3       362,586       0.31
                                         2002/01           4       450,241       0.39
                                         2002/02           2       330,016       0.29
                                         2002/03           5     1,329,815       1.15
                                         2002/04           5       747,704       0.65
                                         2002/05          20     3,258,355       2.82
                                         2002/06          12     1,412,408       1.22
                                         2002/07          74    11,463,713       9.92
                                         2002/08          66     9,553,857       8.27
                                         2002/09          16     3,380,435       2.92
                                         2003/04           1        75,461       0.07
                                         2003/05           1        80,078       0.07
                                         2004/06           5       336,640       0.29
                                         2004/07          27     3,509,568       3.04
                                         2004/08          33     3,294,300       2.85
                                         2004/09           6       782,050       0.68
                                                      ------   -----------     ------
                                                         789  $115,584,286    100.00%

Life Cap                                   Fixed          66     7,293,424       6.31
                               12.001% - 13.000%           1       303,599       0.26
                               13.001% - 14.000%           4       752,516       0.65
                               14.001% - 15.000%          30     5,048,329       4.37
                               15.001% - 16.000%         136    25,644,291      22.19
                               16.001% - 17.000%         274    44,392,646      38.41
                               17.001% - 18.000%         186    23,506,751      20.34
                               18.001% - 19.000%          75     7,012,469       6.07
                               19.001% - 20.000%          16     1,477,261       1.28
                               20.001% - 21.000%           1       153,000       0.13
                                                      ------   -----------     ------
                                                         789  $115,584,286    100.00%

Life Floor                                 Fixed          66     7,293,424       6.31
                                 6.001% - 7.000%           1       303,599       0.26
                                 7.001% - 8.000%          22     3,762,462       3.26
                                 8.001% - 9.000%         125    24,103,085      20.85
                                9.001% - 10.000%         284    46,225,599      39.99
                               10.001% - 11.000%         196    24,941,464      21.58
                               11.001% - 12.000%          78     7,324,392       6.34
                               12.001% - 13.000%          16     1,477,261       1.28
                               13.001% - 14.000%           1       153,000       0.13
                                                      ------   -----------     ------
                                                         789  $115,584,286    100.00%